UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
 SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2016

TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.

(Exact name of Registrant as specified in its charter)

COLORADO	333-203560	84-0464189
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 W. 116th Avenue
Westminster, Colorado	80234
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 452-6111

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.Entry into a Material Definitive Agreement.

On May 16, 2016,  Tri-State Generation and Transmission Association, Inc. (“Tri-State”) entered into a Purchase Agreement (the “Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC (together, the “Representatives”), as representatives of the initial purchasers (the “Initial Purchasers”) listed in Schedule I to the Purchase Agreement, to sell to the Initial Purchasers $250,000,000 aggregate principal amount of Tri-State’s 4.25%  First Mortgage Bonds, Series 2016A (the “Bonds”) pursuant to the Indenture (as defined below). The closing of the sale of the Bonds occurred on May 23, 2016. The Bonds have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). Tri-State offered and sold the Bonds to the Initial Purchasers in a private placement in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Initial Purchasers then resold the Bonds to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act and to non-U.S. persons pursuant to the exemption from registration provided by Regulation S under the Securities Act.

Supplement 39 to Indenture

On May 23. 2016,  Tri-State entered into Supplemental Master Mortgage Indenture No. 39  (“Supplement 39”), which supplements Tri-State’s Indenture, dated effective as of December 15, 1999 (“Indenture”), between Tri-State and Wells Fargo Bank National Association, as successor trustee (the “Trustee”), relating to the Bonds. A copy of Supplement 39 is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The Indenture, as supplemented by Supplement 39, sets forth the terms of the Bonds, including, without limitation:

Maturity. The Bonds will mature on June 1, 2046.

Interest Payments.  Tri-State will pay interest on the Bonds semi-annually in arrears on June 1 and December 1 of each year, commencing December 1, 2016, at a rate of 4.25% per annum.

Optional Redemption.  Tri-State may redeem the Bonds, in whole or in part, at any time before December 1, 2045 (which is the date that is six months prior to the maturity date for the Bonds) by paying the “make-whole” redemption price plus accrued and unpaid interest, if any, on such Bonds, to, but excluding, the redemption date. The Bonds may be redeemed at par on or after December 1, 2045 (which is the date that is six months prior to the maturity date for the Bonds) plus accrued and unpaid interest, if any, on such Bonds, to, but excluding, the redemption date.

Ranking.  The Bonds are senior secured obligations and are secured equally and ratably with all other secured obligations issued under the Indenture by a lien on substantially all of Tri-State’s tangible assets and certain of its intangible assets.

Certain Covenants. The Indenture obligates Tri-State to establish and collect rates and other charges at levels which, together with other revenues, are reasonably expected to cause Tri-State’s Debt Service Ratio (as defined in the Indenture) to be at least 1.10 on an annual basis. Under the Indenture, Tri-State is also required to maintain an Equity to Capitalization Ratio (as defined in the Indenture) at the end of each fiscal year of at least 18 percent. In addition, the Indenture places certain restrictions on Tri-State’s ability to, among other things, create liens on or dispose of certain property subject to the lien thereof, engage in consolidations or mergers, issue subordinated secured debt and unsecured debt, and retire patronage capital to its members.

Event of Default. If an event of default occurs under the Indenture, the principal amount of the Bonds then outstanding, together with any accrued interest, may be declared immediately due and payable, except that upon the occurrence of certain bankruptcy related events of default under the Indenture, such principal and interest will become immediately due and payable without any such declaration.

Registration Rights Agreement

In connection with the issue and sale of the Bonds,  Tri-State entered into an Exchange and Registration Rights Agreement (the “Registration Rights Agreement”), dated as of May 23, 2016, with Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC. Under the Registration Rights Agreement, Tri-State agreed, for the benefit of the holders of the Bonds, to file with the Securities and Exchange

Commission a registration statement (“Exchange Offer Registration Statement”) under the Securities Act within 90 days after the issuance date of the Bonds and to use commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act within 150 days after the issuance date of the Bonds so as to allow holders of the Bonds to exchange their Bonds for the same principal amount of a new issue of bonds (the “Exchange Bonds”) with identical terms, except that the Exchange Bonds will not contain terms with respect to transfer restrictions and additional interest. If (a) the Exchange Offer Registration Statement is not filed within 90 days after the issue date of the bonds, (b) the Exchange Offer Registration Statement is not declared effective within 150 days after the issue date of the bonds, or (c) the exchange offer is not completed within 30 business days from the effective date of the Exchange Offer Registration Statement,  Tri-State will be required to pay additional interest to the holders of the Bonds. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

General

The foregoing descriptions are summaries of, and do not purport to be complete descriptions of, the terms, conditions and covenants of the Indenture,  as supplemented by Supplement 39, and the Registration Rights Agreement. Such descriptions are qualified in their entirety by reference to the full terms, conditions and covenants of the Indenture, as supplemented by Supplement 39, and the Registration Rights Agreement.

Item  2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Reference is made to the information set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item  9.01Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Description
4.1

Supplemental Master Mortgage Indenture No. 39, dated and effective as of May 23, 2016, between Tri State Generation and Transmission Association, Inc. and Wells Fargo Bank, National Association as (successor) trustee.

4.2

Exchange and Registration Rights Agreement, dated May 23, 2016, by and between Tri State Generation and Transmission Association, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

Date: May 23, 2016	By:	/s/ Patrick L. Bridges
Patrick L. Bridges
Senior Vice President/Chief Financial Officer